Rule 497(e)
                                                    File Nos. 2-75503
                                                            811-03364

                             Maxim Series Fund, Inc.

                                October 23, 1998


Insert on page 1 of the prospectus:

Pursuant to a vote of a majority of the shareholders of the MidCap Portfolio the investment objective and sub-adviser of the Portfolio will change effective February 5, 1999. The new investment objective will be to seek long-term capital appreciation by investing primarily in equity securities of issuers that in the judgment of the sub-adviser are undervalued but demonstrate a strong potential for growth. To achieve this objective, the Portfolio will focus primarily on medium-sized issuers with market capitalizations of approximately $200 million to $5 billion. The new objective reflects a change from a growth oriented investment style to a value orientation.

Insert on page 30 of the prospectus under the heading MidCap Portfolio at the end of that section:

Effective February 5, 1999, the new investment objective of the Portfolio will be to seek long-term capital appreciation by investing primarily in equity securities of issuers that in the judgment of the sub-adviser are undervalued but demonstrate a strong potential for growth. To achieve this objective, the Portfolio will focus primarily on medium-sized issuers with market capitalizations of approximately $200 million to $5 billion.

The Portfolio expects to hold investments for a relatively long period. It will concentrate on issuers with conservative management, accounting and financial practices which have demonstrated long-term performance through various economic cycles. Issuers in cyclical, commodity-based, start-up and recently deregulated industries will be avoided.

The Portfolio will seek equity securities trading at a below average price-to-earnings ratio and a low price relative to the sub-adviser's evaluation of expected sales and earnings growth, book value and assets. Issuers which have demonstrated high earnings-per-share growth potential and the ability to achieve a high annual return on equity will be focused upon.

Normally, the Portfolio's net assets would be invested primarily in equity securities of medium-sized issuers. The Portfolio would also invest in bonds, other debt obligations or fixed income obligations, such as money market instruments, for defensive or liquidity purposes or pending the investment of proceeds from the sale of Portfolio securities.

The Portfolio will follow a value style, seeking companies that have been misunderstood or ignored by Wall Street, institutional investors and the media. The sub-adviser to the Portfolio believes that stocks of such companies have predictable and consistent earnings, with recurring revenue streams that are insulated from broader market conditions. It is anticipated that the objective and strategy of the Portfolio will result in a low risk investment portfolio, which also has an average turnover under 25%. The sub-adviser believes that the focus on consistent and predictable businesses will limit the downside risk of the Portfolio, while taking advantage of the upside potential inherent in undervalued stocks.

Effective February 5, 1999, the sub-adviser to the Portfolio will change from Janus Capital Corporation to Ariel Capital Management, Inc. ("Ariel"). The Investment Adviser to the Portfolio is responsible for compensating the sub-adviser. The overall advisory fee paid by the Portfolio will remain the same. Ariel will be compensated at the annual rate of 0.50% on the first $25 million of assets of the Portfolio, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Portfolio. A description of Ariel can be found on page 49 of this prospectus.

Insert on page 49 of the prospectus under the heading Ariel Capital Management, Inc. at the end of that section:

Effective February 5, 1999, Ariel will also become the sub-adviser to the MidCap Portfolio. Subject generally to review and supervision by the Investment Adviser and the Board of Directors of the Fund, Ariel will be responsible for the actual daily management of the Portfolio and for making decisions to buy, sell or hold any particular security. The day-to-day manager of the Portfolio will be Eric T. McKissack. Mr. McKissack is the Vice Chairman and Co-Chief Investment Officer of Ariel. In return for services performed for the Portfolio, Ariel will receive monthly compensation from the Investment Adviser at the annual rate of 0.50% on the first $25 million of assets of the Portfolio, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million.